EXHIBIT 13  - 2004 ANNUAL REPORT TO SHAREHOLDERS


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EXHIBIT 21 - SUBSIDIARIES OF REGISTRANT

 Name                                         State of Incorporation
 ----                                         ----------------------
 The Savannah Bank, National Association      United States (National Charter)

 Bryan Bank & Trust                           Georgia

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EXHIBIT 22 - PROXY STATEMENT FOR ANNUAL MEETING


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                                                                   EXHIBIT 23.1

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Savannah Bancorp, Inc.

      We hereby consent to the incorporation by reference in the Registration Statement Form S-8 (No.333-69175) of The Savannah Bancorp, Inc. of our report dated January 28, 2005, relating to the consolidated financial statements which appear in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K for the year ended December 31, 2004.

/s/ BDO Seidman, LLP

Atlanta, Georgia
March 25, 2005


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                                                                   EXHIBIT 31.1

                             CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                   SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, G. Mike Odom, Jr., certify that:

1.I have reviewed this 2004 Annual Report on Form 10-K (Annual Report) of The
  Savannah Bancorp, Inc.;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial statements, and other financial information included in this report, fairly present, in all material respects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control, over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

a)Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)Designed such internal controls over financial reporting or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the end of the period covered by this report based on such evaluation; and

d)Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control, over financial reporting; and

5.The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)All significant deficiencies and material weaknesses in the design or operation of internal control, over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date:   March 25, 2005   /s/ G. Mike Odom, Jr.       Chief Executive Officer
                        ---------------------
                             G. Mike Odom, Jr.

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                                                                   EXHIBIT 31.2

                            CERTIFICATION PURSUANT TO

                18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Helmken II. certify that:

1.I have reviewed this 2004 Annual Report on Form 10-K (Annual Report) of The
  Savannah Bancorp, Inc.;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial statements, and other financial information included in this report, fairly present, in all material respects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control, over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

a)Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)Designed such internal controls over financial reporting or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)Evaluated the effectiveness of the registrant's disclosure controls and procedures and based on such evaluation, presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the end of the period covered by this report; and

d)Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control, over financial reporting; and

5.Based on our most recent evaluation, the registrant's other certifying officers and I have disclosed, , to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)All significant deficiencies and material weaknesses in the design or operation of internal control, over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date:   March 25, 2005   /s/ John C. Helmken II      President
                        -----------------------
                             John C. Helmken II



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                                                                   EXHIBIT 31.3

                             CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                   SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert B. Briscoe certify that:

1.I have reviewed this 2004 Annual Report on Form 10-K (Annual Report) of The
  Savannah Bancorp, Inc.;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial statements, and other financial information included in this report, fairly present, in all material respects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control, over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

a)Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)Designed such internal controls over financial reporting or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)Evaluated the effectiveness of the registrant's disclosure controls and procedures and based on such evaluation presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the end of the period covered by this report; and

d)Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control, over financial reporting; and

5.Based on our most recent evaluation, the registrant's other certifying officers and I have disclosed, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)All significant deficiencies and material weaknesses in the design or operation of internal control, over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date:   March 25, 2005   /s/ Robert B. Briscoe       Chief Financial Officer
                        ---------------------
                             Robert B. Briscoe


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                                                                     EXHIBIT 32

                           CERTIFICATION OF ANNUAL REPORT

We certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date    3/25/05               /s/G. Mike Odom, Jr.
       --------               ------------------------
                                 G. Mike Odom, Jr.- Chief Executive Officer


Date    3/25/05               /s/John C. Helmken II
       --------                -------------------------
                                 John C. Helmken II - President


Date    3/25/05               /s/Robert B. Briscoe
       --------               --------------------------
                                 Robert B. Briscoe - Chief Financial Officer


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